Exhibit 10.1

WAIVER AND SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

WAIVER AND SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of September 5, 2019, by and among DESTINATION XL GROUP, INC., a Delaware corporation, for itself and as Lead Borrower (in such capacity, the “Lead Borrower”) for the other Borrowers (individually, a “Borrower” and, collectively, the “Borrowers”), the Borrowers, the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent, among others, have entered into a certain Seventh Amended and Restated Credit Agreement, dated as of May 24, 2018, as amended by a certain First Amendment to Seventh Amended and Restated Credit Agreement, dated as of June 3, 2019 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have notified the Agent of the occurrence of an Event of Default under Section 8.01(b) of the Credit Agreement arising from the Loan Parties’ Disposition of the Himalaya Outfitters Trademark (Registration No. 1975575) and the Himalaya Trademark (Registration No. 1974456) in violation of Section 7.05 of the Credit Agreement  (the “Specified Event of Default”)

WHEREAS, the Loan Parties have requested that the Agent and the Lenders agree to waive the Specified Event of Default and to modify certain provisions of the Credit Agreement; and

WHEREAS, the Agent and the undersigned Lenders have agreed to waive the Specified Event of Default and modify such provisions of the Credit Agreement, in each case upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.

Incorporation of Terms and Conditions of Credit Agreement.   Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.

Representations and Warranties.  Each Loan Party hereby represents and warrants that, as of the Second Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.
3.

Ratification of Loan Documents, Guaranties and Security Interests.  The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified, confirmed and re-affirmed in all material respects and shall continue in full force and effect.  Each Guarantor hereby acknowledges, confirms and agrees that its Guaranteed Obligations as a Guarantor under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, each as amended hereby.  The Loan Parties hereby acknowledge, confirm and agree that the Loan Documents and any and all Collateral pledged to the Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), pursuant to the Loan Documents as amended hereby shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement (as amended hereby) and the other Loan Documents.

4.	Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof:
a.	Article 1 of the Credit Agreement is hereby amended as follows:
i.	The pricing grid contained in subsection (b) of the definition of “Applicable Margin” is hereby deleted in its entirety and the following is substituted in its stead:
Level	Average Revolving Availability	Applicable Margin for Revolving Loans that are LIBOR Rate Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for FILO Loans that are LIBOR Rate Loans from the Second Amendment Effective Date through May 24, 2021	Applicable Margin for FILO Loans that are Base Rate Loans from the Second Amendment Effective Date through May 24, 2021	Applicable Margin for FILO Loans that are LIBOR Rate Loans after May 24, 2021 through the Maturity Date	Applicable Margin for FILO Loans that are Base Rate Loans after May 24, 2021 through the Maturity Date
I	Greater than 35% of the Borrowing Base	1.25%	0.25%	3.25%	2.25%	2.75%	1.75%

II	Less than or equal to 35% of the Borrowing Base	1.50%	0.50%	3.50%	2.50%	3.00%	2.00%
ii.	The definition of “Covenant Compliance Event” is hereby deleted in its entirety and the following is substituted in its stead:

“Covenant Compliance Event” means either (a) that an Event of Default has occurred and is continuing, or (b) Availability at any time (i) for the period commencing on the Second Amendment Effective Date and ending on May 24, 2021 is less than the greater of (x) twelve and one-half of one percent (12.5%) of the Revolving Loan Cap (calculated without giving effect to the FILO Push Down Reserve) and (y) $7,500,000 and (ii) for any other period, is less than the greater of (x) ten percent (10%) of the Revolving Loan Cap (calculated without giving effect to the FILO Push Down Reserve) and (y) $7,500,000. For purposes hereof, the occurrence of a Covenant Compliance Event shall be deemed continuing (a) so long as such Event of Default has not been waived or is no longer continuing, and/or (b) if the Covenant Compliance Event arises as a result of the Borrowers’ failure to achieve Availability as required hereunder, until Availability has exceeded (i) for the period commencing on the Second Amendment Effective Date and ending on May 24, 2021 the greater of (x) twelve and one-half of one percent (12.5%) of the Revolving Loan Cap (calculated without giving effect to the FILO Push Down Reserve) and (y) $7,500,000 and (ii) for any other period, the greater of (x) ten percent (10%) of the Revolving Loan Cap (calculated without giving effect to the FILO Push Down Reserve) and (y) $7,500,000, in each case for thirty (30) consecutive days, in which case a Covenant Compliance Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of a Covenant Compliance Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Covenant Compliance Event in the event that the conditions set forth in this definition again arise.

iii.	The definition of “FILO Advance Rate” is hereby deleted in its entirety and the following is substituted in its stead:

“FILO Advance Rate” shall mean the percentages set forth below:

Period	FILO Advance Rate
From the Second Amendment Effective Date through May 24, 2020	10%
From May 25, 2020 until May 24, 2021	7.5%
From May 25, 2021 until the Maturity Date	5%

iv.	The definition of “FILO IP Advance Rate” is hereby deleted in its entirety and the following is substituted in its stead:

“FILO IP Advance Rate” shall mean the percentages set forth below:

Period	FILO IP Advance Rate
From the Second Amendment Effective Date through May 24, 2020	50%
From May 25, 2020 through May 24, 2021	45%
From May 25, 2021 through May 24, 2022	40%
From May 25, 2022 through the Maturity Date	35%

v.	The definition of “Immaterial Subsidiary” is hereby deleted in its entirety and the following is substituted in its stead:

“Immaterial Subsidiary” means (a) Canton PL Liquidating Corp., a Nevada corporation, and (b) Casual Male RBT (U.K.) LLC, a Delaware limited liability company, in each case so long as such Person (a) does not have assets in an amount greater than or equal to 3.0% of the consolidated assets of the Lead Borrower and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter, as determined in accordance with GAAP for such period, and (b) does not hold legal or beneficial title to any assets of the type included in the Borrowing Base or the FILO Borrowing Base.

vi.	By adding the following new definition in appropriate alphabetical order: ““Second Amendment Effective Date”: means September 5, 2019.”
b.	Section 7.15 of the Credit Agreement is hereby amended to delete the text “during the Fiscal Years set forth below” contained therein.

c.	Exhibit F of the Credit Agreement is hereby amended and restated in its entirety as of the Second Amendment Effective Date as set forth in Annex A hereto.
5.

Conditions to Effectiveness.  This Second Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (such date being the “Second Amendment Effective Date”):

a.	This Second Amendment shall have been duly executed and delivered by the Loan Parties and the Required Supermajority Lenders. The Agent shall have received a fully executed original hereof.
b.	All action on the part of each Loan Party necessary for the valid execution, delivery and performance by such Loan Party of this Second Amendment shall have been duly and effectively taken.
c.	After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.
d.	The Agent shall have received an updated Borrowing Base Certificate.
e.	The Agent shall have conducted a trade name appraisal the results of shall be reasonably satisfactory to the Agent.
f.

To the extent that any Loan Party has (i) obtained any additional Intellectual Property Collateral (as defined in the Security Agreement) or (ii) become entitled to the benefit of any additional Intellectual Property Collateral (as defined in the Security Agreement), in each case since the date of the last Information Certificate delivered by the Loan Parties to the Agent (the “Recent Information Certificate”), the Loan Parties shall deliver to the Agent an updated Exhibit G to the Recent Information Certificate (attached hereto as Annex B) setting forth a list of all copyrights, patents, trademarks and other intellectual property (including applications for any of the foregoing) owned or licensed by any Loan Party, and such updated Exhibit G shall be deemed to replace Exhibit G to the Recent Information Certificate in its entirety.

g.

The Lead Borrower shall, and shall cause each other Loan Party (as applicable), to execute and deliver to the Agent all such other documents, agreements and instruments necessary or proper to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments or any other Loan Documents, or the priority thereof, or to make any recordings or file any notices and financing statements in connection therewith.

6.	Release of Casual Male RBT (U.K.) LLC.
a.

In connection with the designation of Casual Male RBT (U.K.) LLC (“CMR”) as an Immaterial Subsidiary, as of the date hereof, the Borrowers and the Guarantors have requested that the Agent release (i) CMR from its obligations under the Loan Documents, and (ii) the Lien of the Agent on the Collateral owned by CMR.  Accordingly, the Agent hereby releases as of the date hereof (i) CMR from its obligations under the Loan Documents (except to the extent such obligations survive such release by their terms), and (ii) all Liens on the Collateral owned by CMR.

b.

Nothing herein shall be deemed a release by the Agent of (i) any Loan Party (other than CMR) from any of its obligations under the Loan Documents, or (ii) any Liens securing the Obligations (other than Liens on the Collateral owned by CMR). Each of the Loan Parties acknowledges and agrees that the Loan Documents and the Liens (other than Liens on the Collateral owned by CMR) granted thereunder remain in full force and effect as of the date hereof.

c.

CMR hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against any Credit Party or any parents, affiliates, predecessors, successors, or assigns thereof, or their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if CMR now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Second Amendment, all of them are hereby expressly WAIVED, and CMR hereby RELEASES such Persons from any liability therefor.

7.

Limited Waiver.  On the Second Amendment Effective Date, Agent and the Lenders party hereto waive the Specified Event of Default, which waiver shall not be applicable to any other circumstance or condition, and shall not be construed as a waiver of any other or future Default or Event of Default under the Credit Agreement that would require a waiver by any one or more Lenders. The waiver contained in this Section 7 is a limited waiver and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

8.	Loan Document. This Second Amendment shall constitute a Loan Document for all purposes.
9.

Binding Effect.  The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of the Agent and each Lender and their respective successors and assigns.

10.

Multiple Counterparts.   This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

11.

Severability.  If any provision of this Second Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Second Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	Headings. The headings at various places in this Second Amendment are intended for convenience only and shall not affect the interpretation of this Second Amendment.
13.

Governing Law.  THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written and is intended to take effect as a sealed instrument.

BORROWERS:

DESTINATION XL GROUP, INC., as a Lead Borrower and a Borrower

By:    /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CMRG APPAREL, LLC, as a Borrower

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

[Signature Page to Waiver and Second Amendment]

GUARANTORS:

CASUAL MALE RBT, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CAPTURE, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CASUAL MALE STORE, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CASUAL MALE RETAIL STORE, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CASUAL MALE DIRECT, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

THINK BIG PRODUCTS LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

[Signature Page to Waiver and Second Amendment]

CMRG HOLDCO, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

DXLG WHOLESALE, LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CMRG APPAREL MANAGEMENT, INC., as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CMXL APPAREL, LP, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CASUAL MALE (EUROPE), LLC, as a Guarantor

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

CASUAL MALE RBT (U.K.) LLC, as an Immaterial Subsidiary

By:     /s/ Peter H. Stratton, Jr.
Name:Peter H. Stratton, Jr.
Title:Executive Vice President, Chief Financial Officer & Treasurer

[Signature Page to Waiver and Second Amendment]

AGENT:

bank of america, n.a., as Administrative Agent and as Collateral Agent

By:     /s/ Christine Hutchinson

Name:  Christine Hutchinson

Title:    Senior Vice President

[Signature Page to Waiver and Second Amendment]

LENDERS:

bank of america, n.a., as a Revolving Lender, a FILO Lender, L/C Issuer and Swing Line Lender

By:     /s/ Christine Hutchinson

Name:  Christine Hutchinson

Title:    Senior Vice President

[Signature Page to Waiver and Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and a FILO Lender

By:     /s/ Michael Watson
Name: Michael Watson
Title:   Authorized Signatory

[Signature Page to Waiver and Second Amendment]

Citizens BANK, N.A., as a Revolving Lender

By:     /s/ Madison Burns
Name:   Madison Burns
Title:     Assistant Vice President

[Signature Page to Waiver and Second Amendment]

ANNEX A

Exhibit F to Credit Agreement

Form of Borrowing Base Certificate

See attached.

Annex A

Destination XL Group, Inc.
Revolver Borrowing Base Certificate

Email to: Kerry Hu		Certificate No.
[ ]		Certificate Date

At Cost
Beginning Inventory as of:

Add: Receiving/ Purchases
Add: Purchase Accrual (ASN)
Add: Reverse ASN Accrual
Add: Freight
Less: Net Sales @ Retail (memo only)
Less: Cost of Goods Sold @ Cost
Total Adds/ (Reductions)

At Cost
Ending Inventory as of:				$-

Less: Shrinkage at Cost
Less: RTV Inventory

Eligible Inventory				-

NOLV (101.91% Dec 16-EOM Sept/102.77% Oct-Dec 15)
Advance Rate				90.0%

Total Inventory Availability				$-

Eligible LC Inventory

NOLV
Advance Rate				85.0%
Total LC Inventory Availability				$-

In-Transit Inventory
	Less: Ineligibles (>45 days from shipment)			-
Eligible In-Transit Inventory				-
NOLV
Advance Rate				80.0%
Total In-Transit Inventory Availability				$-

Eligible Credit Card Receivables as of:
Advance Rate				90.0%

Credit Card Receivables Availability				$-

Eligible Amazon Receivables as of:
Advance Rate				85.0%

Amazon Receivables Availability (Capped at $8 million)				$-

Total Collateral Revolver Availability				$-

Availability Reserves:

Less Landlord Reserve: 2 months: PA, VA and Wash.
Less Gift Certificate Merchandise Credits			50%	-
Customer Deposits (TCM& Rochester)			100%	-
FILO Pushdown Reserve

Total Availability Reserves				$-

Revolver Availability (uncapped)				$-

Maximum Revolver Availability ($125MM)				$-

AVAILABILITY CALCULATION

Beginning Principal Balance (revolver)
	ADD:	Prior days advance
	ADD:	Interest / Fees charged today
	LESS:	Prior day's paydown
Ending principal balance (revolver)

	ADD:	Outstanding Letters of Credit

Annex A

Total loan balance and L/Cs prior to request

Excess Availability prior to today's request
	ADVANCE REQUEST			$-

	PAY DOWN			$-

Excess Revolver Availability			!	$-

Covenant Compliance Event - Total Availability (after today's request) >= to the greater of:		Minimum Required Total Revolver Availability
(a)	$7,500,000	Covenant Compliance Event in effect
(b)	12.5% of Revolver Loan Cap (without giving effect to FILO Pushdown Reserve)	$-

The undersigned, a Responsible Officer (as defined in the Credit Agreement referred to below) of Destination XL Group, Inc. (the “Lead Borrower”), represents and warrants that (a) the information set forth above and the supporting documentation delivered in connection herewith have been prepared in accordance with the requirements of that certain Seventh Amended and Restated Credit Agreement dated as of May 24, 2018 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") by, among others, (i) the Lead Borrower, (ii) the Borrowers party thereto from time to time, (iii) the Guarantors party thereto from time to time, (iv) the Lenders party thereto from time to time, and (v) Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”); (b) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing; and (c) all or a portion of the advance requested hereby will be set aside by the Borrowers to cover 100% of the Borrowers' obligation for sales tax on account of sales since the most recent borrowing under the Credit Agreement.

Destination XL Group, Inc., as Lead Borrower
Authorized Signature

Name

Title

Date

Annex A

Destination XL Group, Inc.
FILO Borrowing Base Certificate

Email to: Kerry Hu		Certificate No.
[ ]		Certificate Date

At Cost

Eligible Inventory			-

NOLV
Advance Rate (10% through 5/24/2020, 7.5% through 5/24/2021, 5% thereafter)

FILO Inventory Availability			$-

Eligible In-Transit Inventory			-

NOLV
Advance Rate (10% through 5/24/2020, 7.5% through 5/24/2021, 5% thereafter)			10.0%

FILO In-Transit Inventory Availability			$-

Eligible Credit Card Receivables			-

Advance Rate (10% through 5/24/2020, 7.5% through 5/24/2021, 5% thereafter)			10.0%

FILO Credit Card Receivables Availability			$-

Net Orderly Liquidation Value of Eligible Trade Names

Advance Rate (50% through 5/24/2020, 45% through 5/24/2021, 40% through 5/24/2022, 35% thereafter)			50.0%

FILO Trade Name Availability (capped at $4MM)			$-

LESS:	Availability Reserves relating to Eligible Trade Names		-

Total FILO Collateral Availability			$-

FILO Loan Principal

FILO Pushdown Reserve			$-

Annex A

ANNEX B

Exhibit G to Information Certificate

See attached.

Annex B

Intellectual Property

Set forth below is a list of all copyrights, patents, trademarks and other intellectual property (including applications for any of the foregoing) owned or licensed by any Company:

Copyrights	Owner	Owned/Licensed	Registration Date	Status	Application/Registration No.
No Iron Hang Tag (Drawing)	CMRG Apparel, LLC	Owned	03/21/06	Active	VAu000683921

Patents	Owner	Owned/Licensed	Patent Date *	Status	Application/Registration No.
Extendable Collar	CMRG Apparel, LLC	Owned	01/17/06	Active	US6986165B2
* Patent expires 01/17/26, plus 151 days due to U.S. Patent Office delays

UNITED STATES TRADEMARK REGISTRATIONS

NOTE: All registered and pending trademarks / service marks are owned by Destination XL Group, Inc.

Trademarks/Service Marks	Registration No.	Registration Date

B&T FACTORY STORE & design (SM)	2443351	04/01/01
B&T BIG & TALL FACTORY STORE & design (SM)	2415558	12/26/00
BIG & TALL CASUAL MALE & design (SM)	2080852	07/22/97
BIG ON BEING BETTER	4389472	08/20/13
CANYON RIDGE	2159159	05/19/98
CASTAGNE (Italian-to-English translation “Chestnuts”)	3354065	12/11/07
CASUAL MALE	2838614	05/04/04
CASUAL MALE (SM)	2198042	10/20/98
CASUAL MALE BIG & TALL (SM)	2036883	02/11/97
CASUAL MALE BIG & TALL & design (SM)	2080851	07/22/97
CASUAL MALE XL (SM)	3180088	12/05/06
CASUAL MALE XL & design (SM)	T06000000743 (Florida)	07/16/06
COMFORT ZONE	3525088	10/28/08
CONTINUOUS COMFORT	3951882	04/26/11

Annex B

DESTINATIONXL (SM)	3933434	03/22/11
DESTINATION XL (SM)	4377756	07/30/13
DURABELT	4075039	12/20/12
DXL (SM)	3862017	10/12/10
DXL (stylized) (color feature of mark) (SM)	4327582	04/30/13
DXL DESTINATIONXL (stylized) (SM) (large DXL on top of smaller DESTINATIONXL)	4030810	09/27/11
DXL DESTINATION XL & design (SM) (large DXL in front of smaller DESTINATION XL)	4381307	08/06/13
DXL MENS APPAREL (stylized)(color)( (SM)	5129184	01/24/17
DXL MENS STUDIO (stylized) (color) (SM)	5457967	05/01/18
GLACIER TEC	2810224	02/03/04
GRADE A JEANS	2490404	09/18/01
GRANDE CENTRAL BIG & TALL CLOTHING CO.	2635630	10/15/02
HARBOR BAY	2531456	01/22/02
HB SPORT HARBOR BAY	2471393	07/24/01
HB SPORT HARBOR BAY & design	2566969	05/07/02
HIGH & MIGHTY	1171694	09/29/81
HOWEVER YOU XL, XL IN STYLE (SM)	5459176	05/01/18
ISLAND PASSPORT	3559858	01/13/09
LIVINGXL (SM) METROFUSION	3391690 3614535	03/04/08 05/05/09
NATURAL EXCHANGE BY ALEXANDER LLOYD	2018824	11/26/96
NECK-RELAXER	2938844	04/05/05
OAK HILL	3355267	12/18/07
OAKHILL ESTABLISHED 1972 & Tree Design	3351230	12/11/07
REPP	3622362	05/19/09

ROCHESTER	3262383	07/10/07
ROCHESTER BIG & TALL (SM)	3218730	03/13/07
ROCHESTER CLOTHING	4182387	07/31/12
SHOESXL	3482602 (Supplemental)	08/05/08
SOCIETY OF ONE	5124164	01/17/17
STAIN-FIGHTER	2997388	09/20/05
THINK BIG	2643269	10/29/02
THINK BIG (SM)	2324049	02/29/00
TIME TO XL (SM)	5459177	05/01/18
TRAVELER TECHNOLOGY	3265921	07/17/07
TRUE NATION	3946344	04/12/11
WAIST-RELAXER	2650656	11/12/02
YOU’RE LOOKING GOOD	4705259	03/17/15

UNITED STATES TRADEMARK APPLICATIONS (PENDING)

Trademarks/Service Marks	Serial No.	Application Date

Annex B

#IAMXL (SM)	87/629783	10/02/17
#IAMDXL (SM)	87/629797	10/02/17
DOG SILHOUETTE (MISC. DESIGN)	88/095865	08/28/18
NICE THREADS (SM)	87/070461	06/14/16
SHARP DOG	88/095784	08/28/18
THREADBULL	88/095057	08/28/18
XLSTYLE (SM)	87/671288	11/03/17

CANADA TRADEMARK REGISTRATIONS

Trademarks/Service Marks	Registration No.	Registration Date

BIG ON BEING BETTER (SM)	TMA988865	01/18/18
CASUAL MALE	TMA846671	03/20/13
CASUAL MALE XL	TMA715826	06/03/08
COMFORT ZONE COMFORT ZONE *	TMA765390 TMA499960	04/30/10 09/02/98

CONTINUOUS COMFORT	TMA791599	02/25/11

DURABELT	TMA830692	08/27/12
DESTINATIONXL (SM)	TMA1019349	04/12/19
DXL (Stylized) (SM)	TMA976747	07/26/17
DXL (SM)	TMA1019341	04/12/19
DXL DESTINATIONXL & design (SM)	TMA1022086	05/21/19
DXL MENS APPAREL	TMA1006617	10/12/18
DXL MENS APPAREL (stylized-color)(SM)	TMA1006610	10/12/18
FLEX-ZONE	TMA689720	06/13/07
GLACIER TEC (clothing)	TMA677140	11/16/06
GLACIER TEC (footwear, caps and gloves)	TMA653857	11/29/05
HARBOR BAY	TMA642520	06/20/05
NECK-RELAXER ROCHESTER	TMA654960 TMA857204	12/13/05 08/07/13

SHOESXL	TMA726233	10/16/08
STAIN-FIGHTER	TMA670418	08/16/08
THINKBIG (SM)	TMA677300	11/17/06
THINKBIGDIRECT.COM	TMA642522	06/20/05
TRAVELER TECHNOLOGY	TMA713504	05/05/08
WAIST-RELAXER	TMA642042	06/15/05

* Acquired from Quality Brokerage Ltd. pursuant to Agreement, dated 04/09/07

CANADA TRADEMARK APPLICATIONS (PENDING)

Annex B

Trademarks/Service Marks	Serial No.	Application Date

NICE THREADS	1809380	11/14/16
TRUE NATION	1513104	01/28/11

EUROPEAN (COMMUNITY) TRADEMARK REGISTRATIONS

Trademarks/Service Marks	Registration No.	Registration Date

BOLDXL	007518517	01/13/09
BT DIRECT	006183479	08/09/07
CASUAL MALE	004325742	05/17/06
COMFORT ZONE	004325783	04/21/08
CONTINUOUS COMFORT	009097321	06/03/11
DESTINATION XL	009097081	01/03/11

DXL DESTINATION XL DURABELT	00948452 009716754	04/27/13 07/12/11
DXL	009097247	08/18/12
DXL MENS APPAREL (Stylized)(color)( (SM)	015953821	07/19/17
HARBOR BAY	004325833	04/18/06
LIVINGXL	006183578	09/21/09
OAK HILL	006269112	09/10/07
OAK HILL ESTABLISHED 1972 & Design	006269138	09/10/07
SHOESXL	005917398	05/19/09
TRUE NATION	009699042	08/17/11
TWENTY EIGHT DEGREES	009619818	06/03/11

CHINA TRADEMARK REGISTRATIONS

Trademarks/Service Marks	Registration No.	Registration Date

ROCHESTER BIG & TALL	5475384	01/28/11

KUWAIT TRADEMARK REGISTRATIONS

Trademarks/Service Marks	Registration No.	Registration Date

DXL	150059	11/01/17
DXL (SM)	154267	04/05/18
DXL DESTINATIONXL (SM)	130108	05/15/12
DXL MENS APPAREL (SM)	153936	07/02/18

Annex B

HARBOR BAY	130106	05/15/12
ROCHESTER	130107	05/15/12

SAUDI ARABIA TRADEMARK REGISTRATIONS

Trademarks/Service Marks	Registration No.	Registration Date

DXL	1437011180	02/25/16
DXL (SM)	1437011182	02/25/16

SAUDI ARABIA TRADEMARK APPLICATIONS (PENDING)

Trademarks/Service Marks	Serial No.	Application Date

DESTINATION XL	1437008287	01/22/16
DESTINATION XL (SM)	1437008288	01/22/16

Annex B